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                                 AIM SUMMIT FUND

                       Supplement dated March 19, 2004 to
           the Statement of Additional Information dated March 2, 2004


The following information replaces in its entirety the information appearing in the fifth paragraph under the heading "BROKERAGE ALLOCATION AND OTHER PRACTICES
- BROKERAGE SELECTION":

         "AIM may determine target levels of brokerage business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; and (2) the research services provided by the broker. Fund transactions also may be effected through broker-dealers that recommend the Fund to their clients, or that act as agent in the purchase of the Fund's shares for their clients. AIM will not enter into a binding commitment with brokers to place trades with such brokers involving brokerage commissions in precise amounts."



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